EXHIBIT 16

                              CLS ADVISORONE FUNDS
                                THE AMERIGO FUNDS
                        TOTAL RETURN COMPUTATION SCHEDULE


Method by which total return (ending redeemable value) is computed:

     P(1 + T)nth power = ERV

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or fractional portion thereof)


THE AMERIGO FUND                            0.79 YEAR
----------------                            ---------

Beginning Account Balance                   $1,000.00
Average Annual Total Return                     14.11%
Ending Redeemable Value                     $1,141.09

Formula Computation:

          0.79 year: $1,000(1 - .1411)  =  $1,141.09



The total return quotation shown above was computed for the period from July 14, 1997 through April 30, 1998.


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                                   EXHIBIT 16

                              CLS ADVISORONE FUNDS
                                THE CLERMONT FUND
                        TOTAL RETURN COMPUTATION SCHEDULE


Method by which total return (ending redeemable value) is computed:

     P(1 + T)nth power = ERV

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = number of years
     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year periods (or fractional portion thereof)


THE CLERMONT FUND                           0.79 YEAR
-----------------                           ---------

Beginning Account Balance                   $1,000.00
Average Annual Total Return                      9.84%
Ending Redeemable Value                     $1,098.35

Formula Computation:

          0.79 year: $1,000(1 - .0984)  =  $1,098.35



The total return quotation shown above was computed for the period from July 14, 1997 through April 30, 1998.